Palmer Square Income Plus Fund

(Ticker Symbol: PSYPX)

Palmer Square Ultra-Short Duration Investment Grade Fund

(Ticker Symbol: PSDSX)

Each a series of the Investment Managers Series Trust

Supplement dated November 26, 2019, to the

Prospectus dated November 1, 2019.

Effective immediately, the disclosures regarding average portfolio duration are updated for the Palmer Square Income Plus Fund (the “Income Plus Fund”) and the Palmer Square Ultra-Short Duration Investment Grade Fund (the “Ultra-Short Duration Fund”). Accordingly, the Prospectus is revised as follows:

The fifth paragraph of the “Principal Investment Strategies” section for the Income Plus Fund on page 2 of the Prospectus is deleted in its entirety and replaced with the following:

In pursuing the Fund’s investment objectives, the Advisor uses a blend of top-down analysis which includes macro analysis, cross-asset relative value analysis, and sector monitoring, and bottom-up analysis which involves individual issuer and management analysis and security/transaction evaluation that seeks to identify debt securities that it believes can provide highly competitive rate yields and total return over the long term with relatively mitigated credit risk. The Advisor anticipates the Fund’s average portfolio duration under normal market conditions to be less than two years. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. The longer a security’s duration, the more sensitive its price will be to changes in interest rates. For example, a 1.00% increase in interest rates would result in a minimal change to the price of a security with a duration of less than two years. Calculations of duration may be based on estimates and may not reliably predict a security’s sensitivity to changes in interest rates.

The fourth paragraph of the “Principal Investment Strategies” section for the Ultra-Short Duration Fund on page 11 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund’s investments will generally be U.S. dollar denominated. While the Fund may invest in securities of any maturity, the Fund will maintain an average portfolio duration under normal market conditions of less than one year.

The second paragraph of the “Principal Investment Strategies” section for the Ultra-Short Duration Fund on page 18 of the Prospectus is deleted in its entirety and replaced with the following:

The types of debt securities in which the Fund may invest include, but are not limited to, (i) asset-backed securities, including CLOs and mortgage-backed securities, (ii) corporate bonds, notes and debentures, (iii) securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities, (iv) senior secured floating rate and fixed rate loans or debt, and (v) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt. The Fund’s investments will generally be U.S. dollar denominated. While the Fund may invest in securities of any maturity, the Fund will maintain an average portfolio duration under normal market conditions of less than one year.

In addition, effective immediately, the paragraph in “Appendix A – certain information related to purchase of shares through certain brokerage platforms” on page 48 of the Prospectus is deleted in its entirety and replaced with the following:

The share class available in advisory will also be made available in brokerage. An investor transacting in shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Please file this Supplement with your records.